DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 10/31/2015

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 11/30/2015 **Print Name:** William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 10/31/15

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

10/1/2015 to 10/31/2015 Month 10

CASH FLOW SUMMARY

		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	102,028	50,839	15,982	-	100	3,612,429	100	4,105	2,651	350	3,060	-	-	-	3,791,644 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	1,596,425	-	-	-	-	-	-	-	-	1,596,425
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		49,986	1,050,000	360,000	-	1,050,000	-	124,000	124,000	-	1,000	-	-	-	-	2,758,986 [2]
Miscellaneous		23	14,777	8,365	-	-	345	-	-	-	-	-	-	-	-	23,511
Total Cash Receipts	$	50,010	1,064,777	368,365	-	1,050,000	1,596,770	124,000	124,000	-	1,000	-	-	-	-	4,378,922
3. Cash Disbursements																
Operations		(38,499)	(142,042)	(353,699)	-	-	(1,424,532)	-	(120,084)	-	-	(282)	-	-	-	(2,079,138)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(15,235)	(395,989)	(7,475)	-	-	(126,511)	-	(2,275)	(975)	(650)	(325)	-	-	-	(549,436)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(535,000)	-	-	(1,050,000)	(1,050,000)	(124,000)	-	-	-	-	-	-	-	(2,759,000) [2]
Total Cash Disbursements	$	(53,734)	(1,073,032)	(361,174)	-	(1,050,000)	(2,601,043)	(124,000)	(122,359)	(975)	(650)	(607)	-	-	-	(5,387,574)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(3,724)	(8,254)	7,191	-	-	(1,004,273)	-	1,641	(975)	350	(607)	-	-	-	(1,008,651)
5 Ending Cash Balance (to Form 2-C)	$	98,304	42,584	23,173	-	100	2,608,157	100	5,746	1,676	700	2,452	-	-	-	2,782,992

CASH BALANCE SUMMARY

	Financial Institution		Balance 31-Oct-15
MDW Corp	TD Canada Trust (CAD)	$	98,304 [4]
Midway Gold US	Wells Fargo N.A.		42,584
Midway Services Company	Wells Fargo N.A.		23,173
Nevada Talon	Wells Fargo N.A.		700
Realty	Wells Fargo N.A.		2,452
RR Exploration	Wells Fargo N.A.		1,676
Mine Services LLC [3]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		2,247,473
MDW Pan LLP	BNY Mellon		360,683
MDW Gold Rock LLP	Wells Fargo N.A.		5,746
		$	2,783,555 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.

[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.

[3] Non-Debtor Entities.

[4] Balance is reflected in USD$. Canadian dollar equivalent is $57,786.

[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 10/31/2015

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	10,979,101	-	-	-	-	-	-	-	-	10,979,101
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		237,012	4,151,588	1,930,000	-	3,999,000	-	357,000	357,000	140,000	48,000	5,500	-	-	-	11,225,100 [2]
Miscellaneous		219	48,337	29,533	-	-	334,385	-	-	-	-	-	-	-	-	412,473
Total Cash Receipts	$	237,231	4,199,925	1,959,533	-	3,999,000	11,313,486	357,000	357,000	140,000	48,000	5,500	-	-	-	22,616,674
3. Cash Disbursements																
Operations		(53,970)	(600,715)	(2,012,547)	-	-	(4,494,952)	-	(339,905)	(141,757)	(47,243)	(5,327)	-	-	-	(7,696,417)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(149,941)	(891,501)	(8,450)	-	-	(630,521)	-	(14,843)	(1,300)	(975)	(650)	-	-	-	(1,698,180)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(2,679,637)	-	-	(3,999,000)	(3,999,000)	(357,000)	-	-	-	-	-	-	-	(11,229,925) [2]
Total Cash Disbursements	$	(419,374)	(4,171,852)	(2,020,997)	-	(3,999,000)	(9,124,473)	(357,000)	(354,748)	(143,057)	(48,218)	(5,977)	-	-	-	(20,644,696)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(182,143)	28,073	(61,464)	-	-	2,189,013	-	2,252	(3,057)	(218)	(477)	-	-	-	1,971,978
5 Ending Cash Balance (to Form 2-C)	$	98,304	42,584	23,173	-	100	2,608,157	100	5,746	1,676	700	2,452	-	-	-	2,782,992

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Oct-15	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 98,304 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	42,584	14,511
Midway Services Company	Wells Fargo N.A.	23,173	84,638
Nevada Talon	Wells Fargo N.A.	700	919
Realty	Wells Fargo N.A.	2,452	2,930
RR Exploration	Wells Fargo N.A.	1,676	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	2,247,473	382,665
MDW Pan LLP	BNY Mellon	360,683	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	5,746	3,494
		$ 2,783,555 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $57,786.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

10/1/2015 to 10/31/2015 Month 10

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(1,073,032)	(535,000)	(538,032)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(53,734)	-	(53,734)
15-16837	Golden Eagle Holding	No bank account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(124,000)	(124,000)	-
15-16839	RR Exploration	One Wells Fargo	(975)	-	(975)
15-16840	Midway Services Co.	One Wells Fargo	(361,174)	-	(361,174)
15-16841	Nevada Talon, LLC	One Wells Fargo	(650)	-	(650)
15-16842	MDW Pan Holding	One Wells Fargo	(1,050,000)	(1,050,000)	-
15-16843	MDW Pan LLP	One Wells Fargo/ Four BNY Mellon	(2,601,043)	(1,050,000)	(1,551,043)
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(122,359)	-	(122,359)
15-16845	Midway Gold Realty	One Wells Fargo	(607)	-	(607)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(5,387,574)**	**(2,759,000)**	**(2,628,574)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
10/31/2015	TD Canada Trust	21	Miscellaneous	23.35
10/28/2015	Midway Gold U.S. (Transfer)	21	Intercompany Transfer	49,986.37
10/13/2015	NV Energy	2	Miscellaneous	13.22
10/13/2015	Iron Mountain	2	Miscellaneous	91.22
10/30/2015	Blue Radio	2	Miscellaneous	6,800.63
10/13/2015	TCG Global	2	Miscellaneous	7,872.25
10/29/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	100,000.00
10/12/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	150,000.00
10/27/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	200,000.00
10/2/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	600,000.00
10/28/2015	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	1,000.00
10/29/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	100,000.00
10/12/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	150,000.00
10/27/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	200,000.00
10/2/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	600,000.00
10/28/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	4,000.00
10/12/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	10,000.00
10/16/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	50,000.00
10/29/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	60,000.00
10/23/2015	COBRA Deposit	16	Miscellaneous	8,364.84
10/27/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	145,000.00
10/12/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	215,000.00
10/14/2015	Luskin, Stern & Eisler	19	Miscellaneous	345.00
10/30/2015	Metalor	19	Sales	54,141.04
10/23/2015	Metalor	19	Sales	337,357.00
10/19/2015	Metalor	19	Sales	354,313.28
10/9/2015	Metalor	19	Sales	374,965.20
10/5/2015	Metalor	19	Sales	475,648.80
10/28/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	4,000.00
10/12/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	10,000.00
10/16/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	50,000.00
10/29/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	60,000.00

Total Sales	$	1,596,425.32
Total Intercompany Transfers	$	2,758,986.37
Total Miscellaneous	$	23,510.51
Total Cash Receipts	$	**4,378,922.20** [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 10/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	10/1/2015	884	KPMG	$	-36,102.85
21	10/1/2015	883	Borden Ladner Gervalis	$	-2,003.48
21	10/9/2015	885	Blender Media	$	-1,043.52
21	10/9/2015	886	Computershare	$	-1,024.92
21	10/16/2015	887	DLA Piper Canada	$	-4,670.16
21	10/30/2015	889	Ernst & Young	$	-7,205.75
21	10/30/2015	888	Borden Ladner Gervalis	$	-1,355.65
21	10/30/2015	890	Filing Services Canada Inc.	$	-293.12
21	10/31/2015	Fee	TD Canada	$	-34.42
2	10/1/2015	144658	ARTIS HRA Inverness	$	-27,195.14
2	10/1/2015	6080	Board Fees - Frank Yu	$	-6,043.96
2	10/1/2015	6081	Board Fees - Martin Hale	$	-5,219.78
2	10/1/2015	144657	Angel Lyons	$	-5,209.29
2	10/1/2015	144659	Certent Inc	$	-4,914.96
2	10/1/2015	6087	Board Fees - Trey Anderson	$	-3,846.15
2	10/1/2015	6084	Postal Palace Townhomes LLC	$	-1,400.00
2	10/1/2015	144661	Teresa Gustine	$	-1,325.00
2	10/1/2015	6086	SyncBASE Inc	$	-1,260.00
2	10/1/2015	144660	Microsoft	$	-1,200.00
2	10/1/2015	144662	Tom Williams	$	-780.28
2	10/1/2015	6079	Barbarich Property Management	$	-525.00
2	10/1/2015	6083	Pitney Bowes	$	-309.55
2	10/1/2015	6082	NV Energy	$	-134.65
2	10/2/2015	144667	Squire Patton Boggs	$	-157,514.55
2	10/2/2015	144665	FTI Consulting	$	-102,404.88
2	10/2/2015	144664	EPIQ Systems	$	-91,239.66
2	10/2/2015	144666	Sender Wasserman	$	-10,714.66
2	10/2/2015	144663	US Bank Corporate Payment	$	-3,338.30
2	10/2/2015	144668	All Copy Products - PA	$	-621.30
2	10/9/2015	144669	ISC dba Venture Tech	$	-8,291.21
2	10/9/2015	6090	Grow Resources	$	-2,000.00
2	10/9/2015	144671	Microsoft	$	-1,268.33
2	10/9/2015	144673	Teresa Gustine	$	-1,262.50
2	10/9/2015	6093	Top Gun Recruiting Partners	$	-1,258.00
2	10/9/2015	6094	Verizon Wireless	$	-628.62
2	10/9/2015	6089	Century Link	$	-197.00
2	10/9/2015	144672	Spillman Technology	$	-180.00
2	10/9/2015	144674	Frontier	$	-172.74
2	10/9/2015	6092	Pure Water Dynamics Inc	$	-132.43

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	10/9/2015	6088	ATT	$	-99.80
2	10/9/2015	144670	James Wilbourn	$	-60.42
2	10/9/2015	6091	Iron Mountain	$	-20.00
2	10/12/2015	Transfer	Co. 2 to Co. 16	$	-215,000.00
2	10/12/2015	Transfer	Co. 2 to Co. 15	$	-10,000.00
2	10/13/2015	Fee	Wells Fargo	$	-1,114.33
2	10/16/2015	Transfer	Co. 2 to Co. 15	$	-50,000.00
2	10/16/2015	144679	Oracle	$	-2,676.21
2	10/16/2015	144675	All Copy - Denver	$	-1,363.52
2	10/16/2015	144678	US Bank Corporate Payment	$	-1,221.57
2	10/16/2015	144677	Teresa Gustine	$	-1,200.00
2	10/16/2015	6095	Grow Resources	$	-1,000.00
2	10/16/2015	6096	Lexis Nexis	$	-423.36
2	10/16/2015	144676	Offices for Less	$	-150.00
2	10/16/2015	6097	Suburban Propane	$	-54.78
2	10/16/2015	6098	Tonopah Public Utilities	$	-44.81
2	10/23/2015	6102	Board Fees - Rich Sawchak	$	-7,967.03
2	10/23/2015	144682	Teresa Gustine	$	-1,300.00
2	10/23/2015	6100	Grow Resources	$	-1,000.00
2	10/23/2015	144680	All Copy Denver	$	-440.00
2	10/23/2015	144681	Spillman Technology	$	-270.00
2	10/23/2015	6101	Mt Wheeler Power	$	-94.23
2	10/23/2015	6099	Fed Ex	$	-37.75
2	10/27/2015	Transfer	Co. 2 to Co. 16	$	-145,000.00
2	10/28/2015	Transfer	From Co. 2 to Co. 21	$	-50,000.00
2	10/28/2015	Transfer	From Co. 2 to Co 15	$	-4,000.00
2	10/28/2015	Transfer	From Co. 2 to Co. 5	$	-1,000.00
2	10/29/2015	Transfer	From Co. 2 to Co. 15	$	-60,000.00
2	10/30/2015	144683	ARTIS HRA Inverness	$	-27,194.06
2	10/30/2015	144687	EPIQ Systems	$	-26,315.68
2	10/30/2015	144685	Centri Business Consulting	$	-10,625.00
2	10/30/2015	6112	US Trustee	$	-4,875.00
2	10/30/2015	6106	Top Gun Recruiting Partners	$	-1,870.00
2	10/30/2015	6111	US Trustee	$	-1,625.00
2	10/30/2015	6106	Top Gun Recruiting Partners	$	-1,496.00
2	10/30/2015	144686	Teresa Gustine	$	-1,100.00
2	10/30/2015	6110	US Trustee	$	-325.00
2	10/30/2015	6109	US Trustee	$	-325.00
2	10/30/2015	6108	US Trustee	$	-325.00
2	10/30/2015	6107	US Trustee	$	-325.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	10/30/2015	144688	All Copy Products MO	$	-225.76
2	10/30/2015	6104	NV Energy	$	-104.23
2	10/30/2015	6103	Fed Ex	$	-56.25
2	10/30/2015	6105	Tonopah Public Utilities	$	-45.22
2	10/30/2015	144684	Bret McDermott	$	-40.60
2	10/30/2015	6104	NV Energy	$	-33.22
5	10/30/2015	1055	US Trustee	$	-650.00
9	10/9/2015	15070303	City of Ely	$	-158.05
9	10/23/2015	2100	Mt Wheeler Power	$	-124.41
9	10/30/2015	2101	US Trustee	$	-325.00
10	10/30/2015	3428	US Trustee	$	-975.00
14	10/2/2015	Transfer	Wells Fargo	$	-600,000.00
14	10/12/2015	Transfer	Wells Fargo	$	-150,000.00
14	10/27/2015	Transfer	Wells Fargo	$	-200,000.00
14	10/29/2015	Transfer	Wells Fargo	$	-100,000.00
15	10/12/2015	Transfer	Wells Fargo	$	-10,000.00
15	10/16/2015	Transfer	Wells Fargo	$	-50,000.00
15	10/28/2015	Transfer	Wells Fargo	$	-4,000.00
15	10/29/2015	Transfer	Wells Fargo	$	-60,000.00
16	10/1/2015	1068	Metlife	$	-6,522.80
16	10/6/2015	144322	Rocky Mountain Reserve	$	-1,459.06
16	10/12/2015	144323	Allstate	$	-251.60
16	10/12/2015	144324	Allstate	$	-251.60
16	10/13/2015	Wire	Paycom	$	-89,036.63
16	10/13/2015	Wire	Paycom	$	-37,535.34
16	10/13/2015	Wire	Paycom	$	-625.70
16	10/13/2015	10093	Garnishment	$	-424.70
16	10/13/2015	10091	Garnishment	$	-424.70
16	10/13/2015	10092	Garnishment	$	-350.00
16	10/14/2015	144325	Principal	$	-8,390.40
16	10/20/2015	144328	Cigna	$	-61,835.61
16	10/20/2015	144326	Principal	$	-10,003.13
16	10/20/2015	144327	Rocky Mountain Reserve	$	-1,091.76
16	10/21/2015	144329	Rocky Mountain Reserve	$	-154.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	10/22/2015	10094	Garnishment	$	-350.00
16	10/23/2015	1069	Metlife	$	-6,014.19
16	10/23/2015	144330	Principal	$	-1,259.79
16	10/27/2015	Wire	Paycom	$	-88,911.49
16	10/27/2015	Wire	Paycom	$	-37,467.86
16	10/27/2015	Wire	Paycom	$	-625.70
16	10/30/2015	1070	US Trustee	$	-7,475.00
16	10/30/2015	144331	VSP	$	-712.46
19	10/1/2015	16825	Ledcor	$	-82,917.52
19	10/1/2015	146812	Direct Force	$	-63,857.18
19	10/1/2015	146811	Cyanco Company	$	-26,931.19
19	10/1/2015	146815	John O. Marsden LLC	$	-23,931.20
19	10/1/2015	146821	US Bank Corporate Payment Systems	$	-19,495.09
19	10/1/2015	146810	Andy K	$	-18,054.30
19	10/1/2015	146813	Golder Associates	$	-16,830.12
19	10/1/2015	2620	DOI BLM	$	-10,000.00
19	10/1/2015	146823	Luskin, Stern & Eisler	$	-9,552.00
19	10/1/2015	146822	RPA Advisors	$	-8,307.50
19	10/1/2015	146817	Ore-Max	$	-8,004.27
19	10/1/2015	146818	John Ross MacLean	$	-7,243.14
19	10/1/2015	146820	Solenis LLC	$	-7,196.11
19	10/1/2015	146816	Lynn B Greenman	$	-5,203.95
19	10/1/2015	146809	Andrea Gill	$	-4,618.31
19	10/1/2015	146824	Daly-Standlee & Assoc.	$	-2,640.00
19	10/1/2015	146814	Gust Electric Inc	$	-1,350.00
19	10/1/2015	164719	Safety First Training and Consulting	$	-1,320.00
19	10/1/2015	2621	J&M Trucking, Inc.	$	-325.00
19	10/1/2015	2623	Ruby Mt Water	$	-290.00
19	10/1/2015	2622	Nevada Rural housing	$	-60.00
19	10/2/2015	Transfer	Wells Fargo	$	-600,000.00
19	10/2/2015	1510052	James Moore	$	-6,648.49
19	10/5/2015	1510053	Thomas Petroleum	$	-639.90
19	10/6/2015	1520051	Univar USA Inc.	$	-3,402.40
19	10/9/2015	1510055	Ledcor	$	-68,179.50
19	10/9/2015	1510067	RPA Advisors	$	-30,148.75
19	10/9/2015	2627	Mt. Wheeler Power	$	-18,979.36
19	10/9/2015	1510066	Luskin, Stern & Eisler	$	-13,566.13
19	10/9/2015	1510054	Solenis LLC	$	-7,192.11
19	10/9/2015	1510068	United Rentals	$	-7,172.98

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	10/9/2015	2624	Barrick Gold	$	-2,008.11
19	10/9/2015	2628	NORCO	$	-1,883.35
19	10/9/2015	2630	Nevada Rural Housing Authority	$	-1,075.00
19	10/9/2015	2631	Quick Space	$	-764.86
19	10/9/2015	2629	Nevada Department of Taxation	$	-375.12
19	10/9/2015	2626	Jacob Wilson	$	-277.80
19	10/9/2015	2625	Eureka Town Water & Sewer	$	-66.42
19	10/12/2015	2633	Leica Geosystems Inc.	$	-3,294.36
19	10/12/2015	2632	Fairfield and Woods, P.C.	$	-1,867.50
19	10/13/2015	Transfer	Wells Fargo	$	-150,000.00
19	10/13/2015	1510059	Direct Force	$	-58,123.96
19	10/13/2015	1510075	Thomas Petroleum	$	-19,983.86
19	10/13/2015	1510057	Codale Electric Supply	$	-19,683.02
19	10/13/2015	1510063	Ross MacLean	$	-9,261.80
19	10/13/2015	1510060	Enterprise NV	$	-6,359.58
19	10/13/2015	1510056	Ore-Max	$	-4,002.14
19	10/13/2015	1510062	Lynn Greenman	$	-3,000.00
19	10/13/2015	1510061	Homestake Mining Co	$	-1,694.00
19	10/13/2015	1510064	Sunbelt Rentals	$	-1,062.16
19	10/13/2015	1510058	Cyanco	$	-143.64
19	10/13/2015	1510065	Vernon Bice	$	-89.73
19	10/14/2015	1510093	James Moore	$	-6,648.49
19	10/14/2015	1510074	Univar USA Inc.	$	-6,610.44
19	10/14/2015	1510069	Air Sciences	$	-4,894.29
19	10/14/2015	1510070	Andrea Gill	$	-4,706.83
19	10/14/2015	1510071	Direct Force	$	-3,120.00
19	10/14/2015	1510073	Office Pro Inc	$	-2,465.27
19	10/14/2015	1510072	McClelland Labs	$	-975.00
19	10/14/2015	1510076	Roscoe Postle Associates Inc	$	-716.23
19	10/14/2015	1510077	Roscoe Postle Associates Inc	$	-239.58
19	10/15/2015	1510092	Cardno, Inc.	$	-30,000.00
19	10/15/2015	1510094	James Moore	$	-351.51
19	10/16/2015	1510095	Ledcor	$	-68,179.50
19	10/16/2015	1510087	Sunbelt Rentals Inc.	$	-48,284.95
19	10/16/2015	1510087	Sunbelt Rentals Inc.	$	-33,144.20
19	10/16/2015	1510090	RPA Advisors	$	-31,948.75
19	10/16/2015	1510080	Cyanco	$	-25,000.00
19	10/16/2015	1510084	Resource Concepts Inc	$	-20,000.00
19	10/16/2015	1510089	Luskin Stern & Eisler	$	-14,450.00
19	10/16/2015	1510091	Codale Electric Supply	$	-11,937.16

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	10/16/2015	1510086	Stine Consulting	$	-11,200.00
19	10/16/2015	1510085	John Ross MacLean	$	-8,976.38
19	10/16/2015	1510083	James Moore	$	-7,000.00
19	10/16/2015	1510086	Stine Consulting	$	-5,600.00
19	10/16/2015	1510079	Andrea Gill	$	-4,500.00
19	10/16/2015	1510081	Enterprise	$	-3,495.32
19	10/16/2015	2641	TJ Communications Inc	$	-3,418.15
19	10/16/2015	2642	Western Oilfields Supply Co.	$	-2,373.68
19	10/16/2015	2642	Western Oilfields Supply Co.	$	-2,258.27
19	10/16/2015	2642	Western Oilfields Supply Co.	$	-2,258.27
19	10/16/2015	2640	SVL Analytical Inc	$	-1,997.00
19	10/16/2015	1510082	FLSmidth	$	-1,200.96
19	10/16/2015	2643	Wheeler Machinery Inc	$	-853.18
19	10/16/2015	2638	Nevada Rural Housing	$	-780.00
19	10/16/2015	2636	Eureka County	$	-750.00
19	10/16/2015	2637	NORCO	$	-535.61
19	10/16/2015	1510088	Davis Graham & Stubbs	$	-410.00
19	10/16/2015	2635	Desert Gold Cast	$	-256.44
19	10/16/2015	2634	Airgas	$	-60.14
19	10/16/2015	1510078	Air Sciences	$	-47.00
19	10/16/2015	2639	Ruby Mt Water	$	-26.00
19	10/21/2015	150120	Cyanco	$	-25,000.00
19	10/23/2015	1510101	McClelland Labs	$	-152,272.00
19	10/23/2015	1510105	Ledcor	$	-68,179.50
19	10/23/2015	2646	Pennstrom Consulting	$	-23,282.85
19	10/23/2015	1510097	American Assay Lab	$	-20,000.00
19	10/23/2015	2647	Tetra Tech	$	-18,960.55
19	10/23/2015	1510104	United Rentals	$	-15,214.38
19	10/23/2015	1510098	Andrea Gill	$	-5,018.40
19	10/23/2015	1510103	SWCA	$	-5,000.00
19	10/23/2015	1510102	Ore-Max	$	-4,077.14
19	10/23/2015	1510100	James Moore	$	-3,243.60
19	10/23/2015	1510099	Cyanco	$	-3,180.47
19	10/23/2015	2644	Fairfield and Woods	$	-1,575.00
19	10/23/2015	2645	Mt. Wheeler Power	$	-67.83
19	10/23/2015	2648	Western Oilfields Supply Co.	$	-35.61
19	10/26/2015	EFT	AT&T	$	-2,396.98
19	10/27/2015	Transfer	Wells Fargo	$	-200,000.00
19	10/27/2015	EFT	AT&T	$	-70.00
19	10/28/2015	EFT	AT&T	$	-1,739.94

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/2015 to 10/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	10/28/2015	EFT	AT&T	$	-122.66
19	10/29/2015	Transfer	Wells Fargo	$	-100,000.00
19	10/30/2015	1510117	Ledcor	$	-68,179.50
19	10/30/2015	1510112	Sunbelt Rentals, Inc.	$	-26,463.91
19	10/30/2015	1510106	Andrew Kaczmarek	$	-20,638.37
19	10/30/2015	1510115	RPA Advisors	$	-19,604.59
19	10/30/2015	1510108	Ross MacLean	$	-16,389.76
19	10/30/2015	1510114	Luskin Stern	$	-15,759.00
19	10/30/2015	1510111	Stephen Stine	$	-14,799.23
19	10/30/2015	2652	US Trustee	$	-10,400.00
19	10/30/2015	2651	Suburban Propane	$	-10,100.00
19	10/30/2015	1510116	Bank of New York Mellon	$	-7,500.00
19	10/30/2015	1510109	Lynn Greenman	$	-5,000.00
19	10/30/2015	2649	Ely Disposal	$	-3,900.00
19	10/30/2015	1510110	Safety First Training and Consulting	$	-1,410.00
19	10/30/2015	2653	U.S Trustee	$	-325.00
19	10/30/2015	1510107	Eric Pastorino	$	-182.56
19	10/30/2015	2650	Farmer Bros Co	$	-130.58
19	10/30/2015	1510113	Davis Graham & Stubbs	$	-82.00
20	10/16/2015	144568	Arcadis US Inc	$	-21,343.00
20	10/16/2015	144569	Arcadis US Inc	$	-19,455.00
20	10/16/2015	1070	DOI BLM Ely	$	-10,000.00
20	10/16/2015	144570	Davis Graham & Stubbs	$	-7,038.00
20	10/16/2015	1071	Doniker Corp	$	-540.00
20	10/30/2015	144571	Arcadis US Inc	$	-56,667.00
20	10/30/2015	144572	Davis Graham & Stubbs	$	-5,041.00
20	10/30/2015	1073	US Trustee	$	-1,950.00
20	10/30/2015	1072	US Trustee	$	-325.00
			Total Cash Disbursements	$	**-5,387,573.54** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 10/31/2015

		CONSOLIDATED October 31, 2015 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		2,783,555	811,577
Accounts Receivable		215,756	333,962
Inventory		9,943,748	20,105,452
Prepaid		3,842,620	3,871,105
Other Current Assets		102,732	102,495
Total Current Assets		16,888,411	25,224,592
Investments		375	375
Investment in Partnerships		(0)	(0)
Property & Equipment		132,012,121	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		18,079,003	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		151,434,389	154,595,113
Total Assets		168,322,800	179,819,704
Current Liabilities			
Accounts Payable - Pre-Petition		(18,769,007)	(21,778,551)
Accounts Payable - Post-Petition		(2,784,514)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(259,098)	(265,261)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		(77,323,626)	(73,726,406)
Long Term Liabilities			
Reclamation and Remediation		(8,464,618)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(377,176)	(389,394)
Long Term Debt		(0)	0
Employee Related Benefits		(2,000)	(2,500)
Total Long Term Liabilities		(8,843,859)	(8,790,960)
Total Liabilities		(86,167,485)	(82,517,366)
Redeemable Preferred Stock		(55,756,203)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		40,817,964	25,463,916
Accumulated Deficit		99,971,260	98,804,366
Total Shareholder's Equity		(26,399,112)	(42,920,053)
Liability and Equity		(168,322,800)	(179,819,704)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period to 10/31/2015

	CONSOLIDATED October 2015 Actual		CONSOLIDATED October 2015 [1] Actual (Accum Post-Petition)	
Revenue				
Sales	(1,599,754)		(10,984,225)	
Total Revenue	(1,599,754)		(10,984,225)	
Cost of Sales				
Cost of Goods Sold	1,332,494		9,091,470	
Depreciation	629,018		3,635,562	
Inventory Write-Down	484,349		3,986,540	
Total Cost of Sales	2,445,861		16,713,571	
Accretion	0		126,184	
Mineral exploration expenditures	72,619		728,679	
General & Administrative				
Consulting	298,167		1,309,694	
Depreciation - CGA	25,447		100,917	
Interest and bank charges	1,162		5,747	
Legal, audit and accounting	821,675		2,025,912	
Office & administrative	85,432		453,028	
Salaries and benefits	102,294		655,225	
Transfer agent and filing fees	0		13,261	
Travel	3,848		4,599	
Investor relations	4,050		27,335	
Total General & Administrative	1,342,075		4,595,718	
Total Operating Costs	3,860,555		22,164,152	
Foreign exchange (gain) loss	50		2,503	
Other income	125,816		635,642	
(Gain) loss on disposal of PP&E	0		(195,873)	
Interest and investment income	(23)		(173)	
Total Other (Income) Expense	125,843		442,099	
Restructuring Items	0		3,828,412	[2]
Net Loss Before Income Tax	2,386,644		15,450,437	
Income tax recovery	0		0	
Net Income	2,386,644		15,450,437	

[1] Accumulated totals include all revenue and expenses since the petition date.

[2] Write-off of deferred financing costs in accordance with U.S. GAAP as of June 30, 2015.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 10/1/2015 to 10/31/2015

Summary of Post-Petition Taxes

Type of tax	1 Unpaid post-petition taxes from prior reporting month(1)	2 Post-petition taxes accrued this month (new obligations)	3 Post-petition tax payments made this reporting month	4 Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$24,468	$38,446	$54,097	$8,817
Employee FICA taxes withheld	11,820	18,270	25,892	4,197
Employer FICA taxes	11,642	17,968	25,481	4,129
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes	43	50	87	7
Other:__________				
Local				
Personal property taxes				
Real property taxes	4,347			4,347
Other:__________				
			Total unpaid post-petition taxes	$21,496

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	12/1/2015	12/1/2015
General liability	Federal INS	1,000,000	12/1/2015	12/1/2015
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	12/1/2015	12/1/2015
Other (list): Umbrella Liability	Federal INS	25,000,000	12/1/2015	12/1/2015
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 10/1/2015 to 10/31/2015

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 205,591	$ -	$ -	$ -	$ 205,591
Post-petition receivables	10,165				10,165
Total	$ 215,756	$ -	$ -	$ -	$ 215,756

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 661,782	$ 96,064	$ 155,260	$ 37,142	$ 950,248
Other Payables	1,834,265	-	-	-	1,834,265
Total	$ 2,496,048	$ 96,064	$ 155,260	$ 37,142	$ 2,784,514

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (345,000)	$ (157,515)	7/17/2015	$ (511,078)
Debtor Local Counsel - S&W	25,000	(23,953)	(10,715)	7/16/2015	(34,931)
Debtor Canadian Counsel - DLA Piper	-	(1,632)	(4,670)	N/A	-
Canadian Information Officer - E&Y	40,196	(7,188)	(7,206)	N/A	33,008
EY Counsel - Borden Ladner Gervais	-	(1,352)	(3,359)	N/A	2,007
Debtor Financial Advisor - FTI Consulting	97,404	(130,000)	(102,405)	7/24/2015	(145,441)
Investment Bank - Moelis	-	(326,613)	-	11/6/2015	(326,613)
Lender's Counsel - Luskin Stern	-	(88,636)	(52,982)	N/A	(35,654)
Lender's Local Counsel - Fairfield & Woods	-	(3,668)	(3,443)	N/A	(225)
Lender's Financial Advisor - RPA	50,000	(136,618)	(90,010)	N/A	3,391
Lender's Technical Advisor - RPA	-	(906)	(906)	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(308,000)	-	8/14/2015	(308,000)
UCC Financial Advisor - Gavin Solmonese	-	(90,000)	-	8/19/2015	(90,000)
Epiq	10,947	(17,436)	(117,555)	7/23/2015	(32,804)
Total	$ 278,225	$ (1,481,003)	$ (550,765)		$ (1,446,340)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 46,154
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	19,099

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	129.31	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625		
October	2015	$	53,734		650		
November			0				
December			0				
TOTAL 4th Quarter		$	53733.87	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835

2

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	4,885.00	$	325	6026	7/30/2015
July	2015	$	310,374				
August	2015		104,147				
September	2015		534,777		4,875		
TOTAL 3rd Quarter		$	949,298.55	$	4,875		
October	2015	$	538,032		4,875		
November			0				
December			0				
TOTAL 4th Quarter		$	538031.77	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company CASE NO: 15-16840

16

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	273,696	1,950		
TOTAL 2nd Quarter $		273,696.14 $	975	1059	7/30/2015
July	2015 $	482,486			
August	2015	408,927			
September	2015	494,715	6,500		
TOTAL 3rd Quarter $		1,386,127.43 $	6,500		
October	2015 $	361,174	4,875		
November		0			
December		0			
TOTAL 4th Quarter $		361173.52 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2015	$	0		325		
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 | CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2518	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2015	$	0		325		
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 | CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	65,770	650		
TOTAL 2nd Quarter $		65,770.00 $	650	2517	7/30/2015
July	2015 $	1,472,638			
August	2015	1,110,364			
September	2015	925,659	10,400		
TOTAL 3rd Quarter $		3,508,660.03 $	10,400		
October	2015 $	1,551,043	6,500		
November		0			
December		0			
TOTAL 4th Quarter $		1551042.92 $			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1066	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2015	$	0		325		
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950		
October	2015	$	122,359		975		
November			0				
December			0				
TOTAL 4th Quarter		$	122359	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration
10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975		
October	2015	$	975		325		
November			0				
December			0				
TOTAL 4th Quarter		$	975	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	1052	7/30/2015
July	2015 $	41,530			
August	2015	125			
September	2015	5,913	650		
TOTAL 3rd Quarter $		47,568.29 $	650		
October	2015 $	650	325		
November		0			
December		0			
TOTAL 4th Quarter $		650 $			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	2095	7/30/2015
July	2015 $	2,727			
August	2015	62			
September	2015	2,581	325		
TOTAL 3rd Quarter $		5,370.03 $	325		
October	2015 $	607	325		
November		0			
December		0			
TOTAL 4th Quarter $		607.46 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6

CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	6021	7/30/2015
July	2015 $	0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter $		0.00 $	325		
October	2015 $	0	325		
November		0			
December		0			
TOTAL 4th Quarter $		0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999...................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 | CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2015	$	0		325		
November			0				
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8

CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 10/31/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0	$		
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00	$ 325	6024	7/30/2015
July	2015	$	0			
August	2015		0			
September	2015		0	325		
TOTAL 3rd Quarter		$	0.00	$ 325		
October	2015	$	0	325		
November			0			
December			0			
TOTAL 4th Quarter		$	0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 10/31/2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

Unless otherwise indicated below, this narrative covers the period of October 1, 2015 through October 31, 2015. Events occurring after this period will be reported in the appropriate subsequent monthly operating report.

Bankruptcy Process

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On or about October 10, 2015, LaMonte Duffy filed an objection to Debtors' motion to approve an agreement with Barrick Gold Exploration, Inc. ("Barrick") and Coeur Rochester, Inc. ("Coeur") and to assign certain leases, one of which Mr. Duffy is the lessor.

On October 5, 2015, Barrick filed a reservation of rights in connection with Debtors' application to employ Moelis & Company LLC ("Moelis") as investment banker to the Debtors.

On October 5, 2015, the Court entered an order extending the plan exclusivity period to January 18, 2016 and extending the acceptance exclusivity period to March 21, 2016. The same day, the Court entered an order extending the time to assume or reject unexpired leases of nonresidential property to January 18, 2016.

On or about October 5, 2015, the Debtors entered into and filed a stipulation between Debtors and the United States Trustee (the "UST") resolving the UST's concerns relating to Debtors' motion for case management and administrative procedures. Debtors also filed a motion to approve the stipulation with the UST.

On October 6, 2015 (which was continued to and concluded on October 8, 2015), the Court held a hearing on the Debtors' motion to approve the agreement with Barrick and Coeur and Mr. Duffy's objection thereto. The Court also held a hearing on Debtors' application to employ Moelis. Regarding the agreement with Barrick and Coeur, the Court denied the motion without prejudice. Regarding the application to employ Moelis, the Court held the matter in abeyance to provide Debtors an opportunity to file an amended application addressing the issues raised by the Court.

On October 9, 2015, the Court approved the stipulation between the Debtors and UST and approved the case management and administrative procedures, as amended by the stipulation.

On October 13, 2015, the Debtors filed a motion reject an agreement with RBC Dominion Securities, Inc. and for disgorgement of retainer and fees.

On October 15, 2015, Debtors filed an adversary proceeding against Barrick seeking relief under § 363(h) to sell Midway Gold U.S. Inc.'s ("MGUS") and Barrick's joint interests in

a mining project located in Pershing County, Nevada, commonly referred to as the Spring Valley Property. The same day, MGUS filed a motion for preliminary injunction seeking to enjoin Barrick from selling its interest in the Spring Valley Property.

On October 19, 2015, Debtors filed an amended application to employ Moelis, which the Court granted on November 6, 2015. This objection was later withdrawn.

On October 30, 2015, EPC Services Company filed an objection to Debtors' motion to use cash collateral and Barrick filed an objection to the amended application to employ Moelis.

On October 30, 2015, Debtors filed a supplemental motion to use cash collateral, which became a final order in November.

Debtors filed numerous affidavits in support of the employment of ordinary course professionals.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

Attachment 7

Bank Statements for All Bank Accounts

[redacted]

MIDWAY GOLD CORP.
Statement of Account
Thursday, October 01, 2015 - Saturday, October 31, 2015

Account Name:	Account:	Branch:	Currency:
[redacted]025	[redacted]025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			10/01/2015	$94,578.87
	CIPS CREDIT INTEREST		$30.53	10/01/2015	$94,609.40
	CHQ#00000-2300075863 DLA 881	$21,320.16		10/06/2015	$73,289.24
	CHQ#00884-0100408221 KPMG 884	$48,179.25		10/08/2015	
	CHQ#00882-0500447116 E+Y 882	$8,482.47		10/08/2015	$16,627.52
	CHQ#00883-2300480143 Borden 883	$2,673.65		10/13/2015	$13,953.87
	CHQ#00000-0100164334 Computershare 886	$1,325.94		10/16/2015	$12,627.93
	CHQ#00885-0145749773 Blender 885	$1,350.00		10/19/2015	$11,277.93
	IWPN CHARGES	$5.00		10/21/2015	
	CMS-BR/PT FEES	$30.00		10/21/2015	$11,242.93
	CHQ#00887-2300229680 DLA 887	$6,041.79		10/23/2015	$5,201.14
	151028S0760400WIRE		$64,172.46	10/29/2015	$69,373.60
	SERVICE CHARGE	$10.00		10/30/2015	$69,363.60
	Closing Balance			10/30/2015	$69,363.60
Totals:		**$89,418.26**	**$64,202.99**		
Item Count:		**10**	**2**		

Analyzed Business Checking

Account number: [redacted]265 ■ October 1, 2015 - October 31, 2015 ■

WELLS FARGO

Co. 2 MGUS

00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]265	$58,954.90	$1,064,777.32	-$1,059,373.61	$64,358.61

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/02	600,000.00 ✓	Online Transfer Ref #Bbetynv6LI From 8891621461 on 10/02/2015 0735 Am
	10/13	91.22 ✓	Deposit Made In A Branch/Store
	10/13	7,872.25 ✓	Deposit Made In A Branch/Store
	10/13	13.22 ✓	Deposit Made In A Branch/Store
	10/13	150,000.00 ✓	Online Transfer Ref #Bbexvt2Mdh From 8891621461 on 10/12/2015 1101 Am
	10/27	200,000.00 ✓	Online Transfer Ref #Bbexvxz8Bf From 8891621461 on 10/27/2015 0754 Am
	10/29	100,000.00 ✓	Online Transfer Ref #Bbe2Shylgc From 8891621461 on 10/29/2015 0747 Am
	10/30	6,800.63 ✓	Deposit Made In A Branch/Store
		$1,064,777.32	**Total electronic deposits/bank credits**
		$1,064,777.32	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/01	40,624.67	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/02	3,338.30	WT Fed#00610 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15093016534035 Trn#151001150455 Rfb# 000000394
	10/02	10,714.66	WT Fed#00997 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15093016571035 Trn#151001149257 Rfb# 000000397
	10/02	91,239.66	WT Fed#04410 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN15093016552465 Trn#151001148314 Rfb# 000000395
	10/02	102,404.88	WT Fed#04411 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15093016562729 Trn#151001149538 Rfb# 000000396
	10/02	157,514.55	WT Fed#05471 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15093016575337 Trn#151001148866 Rfb# 000000398
	10/05	621.30	Leasedirectrpd Inv.Paymnt 100215 408270 Inv# 00047288618 Due 10/15/1
	10/09	11,062.46	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/13	1,114.33	Client Analysis Srvc Chrg 151009 Svc Chge 0915 000006198288265
	10/13	215,000.00	Online Transfer Ref #Bbe5PF3L6K to 8891621479 on 10/12/2015 1101 Am
	10/13	10,000.00	Online Transfer Ref #Bben6Ng9Gt to 8891621446 on 10/12/2015 1102 Am
	10/13	172.74	Frontier Online E-Bill 27554628 Midway Gold US Inc
	10/16	40,000.00	Online Transfer Ref #Bber3Rfcbh to 8891621446 on 10/16/2015 0914 Am
	10/16	2,676.21	WT Seq#88339 Oracle America, Inc /Bnf=Oracle America Inc Srf# IN15101517131215 Trn#151016088339 Rfb# 000000414
	10/16	1,221.57	WT Fed#00199 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15101517144332 Trn#151016088524 Rfb# 000000415
	10/16	2,713.52	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/16	10,000.00	Online Transfer Ref #Bbe8Lhxzdl to 8891621446 on 10/16/2015 1255 PM
	10/23	2,010.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/27	145,000.00	Online Transfer Ref #Bben6Sdxvd to 8891621479 on 10/27/2015 0755 Am
	10/28	1,000.00	Online Transfer Ref #Bbe8Llr7Yz to 6198288489 on 10/28/2015 0117 PM
	10/28	4,000.00	Online Transfer Ref #Bbechnc69K to 8891621446 on 10/28/2015 0127 PM
	10/28	50,000.00	WT 151028-140422 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN15102813064377 Trn#151028140422 Rfb# 000000422
	10/29	60,000.00	Online Transfer Ref #Bber3Vgcm2 to 8891621446 on 10/29/2015 0748 Am
	10/29	38,959.66	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	10/30	26,315.68	WT Fed#02130 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN15102912591205 Trn#151029171033 Rfb# 000000427
		$1,027,704.19	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	79.00	10/05	6072*	1,000.00	10/06	6081	5,219.78	10/09
	44.81	10/22	6073	423.36	10/13	6083*	309.55	10/15
6052	134.65	10/07	6074	100.65	10/06	6084	1,400.00	10/09
6059*	197.00	10/13	6075	126.15	10/08	6086*	1,260.00	10/19
6067*	191.90	10/07	6077*	60.00	10/05	6087	3,846.15	10/09
6068	197.00	10/05	6078	1,190.00	10/06	6088	99.80	10/15
6069	71.49	10/05	6079	525.00	10/15	6090*	2,000.00	10/14
6070	2,500.00	10/09	6080	6,043.96	10/14	6091	20.00	10/14

WELLS FARGO

Checks paid *(continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
6092	132.43	10/14	6095	1,000.00	10/21	6099 *	37.75	10/29
6093	1,258.00	10/15	6096	423.36	10/30	6100	1,000.00	10/29
6094	628.62	10/15	6097	54.78	10/23	6101	94.23	10/28

$31,669.42 **Total checks paid**

* *Gap in check sequence.*

$1,059,373.61 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	58,954.90	10/09	225,317.65	10/22	86,453.44
10/01	18,330.23	10/13	156,386.91	10/23	84,388.66
10/02	253,118.18	10/14	148,190.52	10/27	139,388.66
10/05	252,089.39	10/15	145,369.56	10/28	84,294.43
10/06	249,798.74	10/16	88,758.25	10/29	84,297.02
10/07	249,472.19	10/19	87,498.25	10/30	64,358.61
10/08	249,346.04	10/21	86,498.25		

Average daily ledger balance **$145,744.63**

IMPORTANT ACCOUNT INFORMATION

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WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co.5 Talon

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]489	$6,263.61	$1,000.00	-$5,913.29	$1,350.32

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/28	1,000.00 ✓	Online Transfer Ref #Bbe8Llr7Yz From 6198288265 on 10/28/2015 0117 PM
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1054	5,913.29 ✓	10/02
	$5,913.29	**Total checks paid**
	$5,913.29	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	6,263.61	10/02	350.32	10/28	1,350.32

Average daily ledger balance **$670.10**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 9 Realty

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3422	$3,174.54	$0.00	-$397.47	$2,777.07

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/09	158.05 √	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$158.05	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
2099	115.01 √	10/06	2100	124.41 √	10/28
	$239.42	**Total checks paid**			
	$397.47	**Total debits**			

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
09/30	3,174.54	10/09	2,901.48	10/28	2,777.07
10/06	3,059.53				

Average daily ledger balance **$2,944.76**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ October 1, 2015 - October 31, 2015 ■ Page 1 of 1

WELLS FARGO

Co.10 RR Exploration

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]724	$2,651.10	$0.00	$0.00	$2,651.10

Daily ledger balance summary

Date	*Balance*
09/30	2,651.10

Average daily ledger balance **$2,651.10**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 14 Pan Hold Co.

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]461	$100.00	$1,050,000.00	-$1,050,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/02	600,000.00 ✓	Online Transfer Ref #Bbek9Jfn9L From 8891621495 on 10/02/2015 0735 Am
	10/13	150,000.00 ✓	Online Transfer Ref #Bbegdkjtpj From 8891621495 on 10/12/2015 1100 Am
	10/27	200,000.00 ✓	Online Transfer Ref #Bbek9Qzgmg From 8891621495 on 10/27/2015 0754 Am
	10/29	100,000.00 ✓	Online Transfer Ref #Bbek9Rhfm7 From 8891621495 on 10/29/2015 0746 Am
		$1,050,000.00	**Total electronic deposits/bank credits**
		$1,050,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/02	600,000.00 ✓	Online Transfer Ref #Bbetynv6Ll to 6198288265 on 10/02/2015 0735 Am
	10/13	150,000.00 ✓	Online Transfer Ref #Bbexvt2Mdh to 6198288265 on 10/12/2015 1101 Am
	10/27	200,000.00 ✓	Online Transfer Ref #Bbexvxz8Bf to 6198288265 on 10/27/2015 0754 Am
	10/29	100,000.00 ✓	Online Transfer Ref #Bbe2Shylgc to 6198288265 on 10/29/2015 0747 Am
		$1,050,000.00	**Total electronic debits/bank debits**
		$1,050,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	100.00	10/13	100.00	10/29	100.00
10/02	100.00	10/27	100.00		

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ October 1, 2015 - October 31, 2015 ■

WELLS FARGO

Co, 15 GR Hold Co.

00544498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]446	$100.00	$124,000.00	-$124,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	10,000.00	Online Transfer Ref #Bben6Ng9Gt From 6198288265 on 10/12/2015 1102 Am
	10/16	40,000.00	Online Transfer Ref #Bber3Rfcbh From 6198288265 on 10/16/2015 0914 Am
	10/16	10,000.00	Online Transfer Ref #Bbe8Lhxzdl From 6198288265 on 10/16/2015 1255 PM
	10/28	4,000.00	Online Transfer Ref #Bbechnc69K From 6198288265 on 10/28/2015 0127 PM
	10/29	60,000.00	Online Transfer Ref #Bber3Vgcm2 From 6198288265 on 10/29/2015 0748 Am
		$124,000.00	**Total electronic deposits/bank credits**
		$124,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	10,000.00	Online Transfer Ref #Bben6Ng9Kh to 8891621487 on 10/12/2015 1103 Am
	10/16	40,000.00	Online Transfer Ref #Bbe8Lhvzwp to 8891621487 on 10/16/2015 0914 Am
	10/16	10,000.00	Online Transfer Ref #Bbechkjrys to 8891621487 on 10/16/2015 1256 PM
	10/28	4,000.00	Online Transfer Ref #Bbek9Rbv28 to 8891621487 on 10/28/2015 0128 PM
	10/29	60,000.00	Online Transfer Ref #Bbechnhrfy to 8891621487 on 10/29/2015 0748 Am
		$124,000.00	**Total electronic debits/bank debits**
		$124,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	100.00	10/16	100.00	10/29	100.00
10/13	100.00	10/28	100.00		

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

CO.16 Midway Services

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]479	$15,981.84	$368,364.84	-$352,986.06	$31,360.62

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	215,000.00 ✓	Online Transfer Ref #Bbe5PF3L6K From 6198288265 on 10/12/2015 1101 Am
	10/23	8,364.84 ✓	Deposit Made In A Branch/Store
	10/27	145,000.00 ✓	Online Transfer Ref #Bben6Sdxvd From 6198288265 on 10/27/2015 0755 Am
		$368,364.84	**Total electronic deposits/bank credits**
		$368,364.84	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	10/06	1,459.06 ✓	Rocky Mtn Res Cu Plan Fundi 100515 Rmrmwg Midway Services Comp
	10/13	127,197.67 ✓	WT Fed#00793 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15101312231823 Trn#151013200829 Rfb# 000000413
	10/14	503.20 ✓	American Heritag Benman ACH 101215 12410 Midway Gold US
	10/14	8,390.40 ✓	Principal Peris Plic-Peris 4-5899300000035 Wells Fargo Payroll
	10/20	1,091.76 ✓	Rocky Mtn Res Cu Plan Fundi 101915 Rmrmwg Midway Services Comp
	10/20	10,003.13 ✓	Principal Peris Plic-Peris 4-5899300000329 Wells Fargo Payroll
	10/20	61,835.61 ✓	Cigna Edge Trans Collection 602800009073 Midway Services Compan
	10/21	154.00 ✓	Rocky Mtn Res Op Client Fee 102015 Rmrmwg Midway Services Comp
	10/23	1,259.79 ✓	Principal Peris Plic-Peris 4-5899300001806 Wells Fargo Payroll
	10/27	127,005.05 ✓	WT Fed#00065 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15102707560914 Trn#151027101746 Rfb# 000000421
		$338,899.67	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1068	6,522.80 ✓	10/08	10091 *	424.70 ✓	10/13	10093	424.70 ✓	10/13
1069	6,014.19 ✓	10/29	10092	350.00 ✓	10/13	10094	350.00 ✓	10/22
	$14,086.39		**Total checks paid**					

* *Gap in check sequence.*

$352,986.06 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	15,981.84	10/14	85,709.31	10/23	19,379.86
10/06	14,522.78	10/20	12,778.81	10/27	37,374.81
10/08	7,999.98	10/21	12,624.81	10/29	31,360.62
10/13	94,602.91	10/22	12,274.81		

Average daily ledger balance **$33,607.83**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]495	$3,263,539.93	$1,596,770.32	-$2,581,250.32	$2,279,059.93

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/05	475,648.80	WT Fed#01731 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1005913099011985 Trn#151005099745 Rfb#
	10/09	374,965.20	WT Fed#06236 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1009921998016376 Trn#151009079787 Rfb#
	10/13	345.00	Deposit Made In A Branch/Store
	10/19	354,313.28	WT Fed#03491 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1019936494013733 Trn#151019121238 Rfb#
	10/23	337,357.00	WT Fed#04252 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1023947089014570 Trn#151023146674 Rfb#
	10/30	54,141.04	WT Fed#08455 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1030959114019780 Trn#151030168074 Rfb#
		$1,596,770.32	**Total electronic deposits/bank credits**
		$1,596,770.32	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/01	2,640.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/01	184,539.77	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/02	19,495.09	WT Fed#00520 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15093017095714 Trn#151001148522 Rfb# 000000399

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	10/02	82,917.52	WT Fed#00533 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15092812571355 Trn#151001150104 Rfb# 000000392
	10/02	9,552.00	WT Fed#00720 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15093017121607 Trn#151001150444 Rfb# 000000401
	10/02	8,307.50	WT Fed#00606 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15093017111863 Trn#151001150445 Rfb# 000000400
	10/02	600,000.00	Online Transfer Ref #Bbek9Jfn9L to 8891621461 on 10/02/2015 0735 Am
	10/02	6,648.49	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/05	3,402.40	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/05	639.90	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	10/08	7,192.11	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/09	68,179.50	WT Fed#00983 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15100509113646 Trn#151008116583 Rfb# 000000402
	10/09	13,566.13	WT Fed#02302 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15100818145765 Trn#151009116267 Rfb# 000000406
	10/09	30,148.75	WT Fed#02303 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15100818154755 Trn#151009116264 Rfb# 000000407
	10/09	7,172.98	WT Fed#02964 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15100818172163 Trn#151009117605 Rfb# 000000408
	10/09	4,002.14	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/09	19,683.02	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/09	79,734.87	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/13	150,000.00	Online Transfer Ref #Bbegdkjtpj to 8891621461 on 10/12/2015 1100 Am
	10/13	6,648.49	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/13	22,771.83	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/13	716.23	WT 151013-023390 Royal Bank of Canad /Bnf=Roscoe Postle Associates Srf# IN15101214520372 Trn#151013023390 Rfb# 000000411
	10/13	239.58	WT 151013-023487 Royal Bank of Canad /Bnf=Roscoe Postle Associates Srf# IN15101216133996 Trn#151013023487 Rfb# 000000412
	10/13	19,983.86	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	10/14	30,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/15	351.51	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/16	11,937.16	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/16	14,450.00	WT Fed#00158 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15101517252562 Trn#151016088007 Rfb# 000000417
	10/16	410.00	WT Fed#09875 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15101517240809 Trn#151016088088 Rfb# 000000416
	10/16	168,448.81	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/16	31,948.75	WT Fed#06380 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15101517263632 Trn#151016146417 Rfb# 000000418
	10/16	68,179.50	WT Fed#07001 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15100707203681 Trn#151016146416 Rfb# 000000403
	10/21	25,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/23	15,214.38	WT Fed#03053 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15102216042338 Trn#151023113716 Rfb# 000000420
	10/23	68,179.50	WT Fed#03055 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15100707213124 Trn#151023113714 Rfb# 000000404

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	10/23	178.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/23	192,791.61	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/26	2,396.98	ATT Payment 102415 823409003Epayo Temporaryaccountname
	10/27	200,000.00	Online Transfer Ref #Bbek9Qzgmg to 8891621461 on 10/27/2015 0754 Am
	10/27	70.00	ATT Payment 102615 101832002Epayq Mdw Pan LLP
	10/28	122.66	ATT Payment 102715 578599003Epayr Mdw Pan LLP
	10/28	1,739.94	ATT Payment 102715 585036003Epayr Mdw Pan LLP
	10/29	100,000.00	Online Transfer Ref #Bbek9Rhfm7 to 8891621461 on 10/29/2015 0746 Am
	10/29	84,883.83	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	10/30	82.00	WT Fed#02127 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15102912534992 Trn#151029171040 Rfb# 000000423
	10/30	68,179.50	WT Fed#02133 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15100707224542 Trn#151029171026 Rfb# 000000405
	10/30	7,500.00	WT Fed#02151 Bank of NEW York M /Ftr/Bnf=Corporate Trust Fee Account Srf# IN15102912574879 Trn#151029171051 Rfb# 000000426
	10/30	19,604.59	WT Fed#02094 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15102912562691 Trn#151029171060 Rfb# 000000425
	10/30	15,759.00	WT Fed#02090 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15102912552135 Trn#151029171067 Rfb# 000000424
		$2,475,609.88	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	60.00	10/08	2623 *	290.00	10/07	2636 *	750.00	10/22
	780.00	10/22	2624	2,008.11	10/22	2637	535.61	10/23
	256.44	10/27	2625	66.42	10/16	2639 *	26.00	10/21
2598	66.42	10/01	2626	277.80	10/15	2640	1,997.00	10/20
2602 *	5,089.20	10/01	2627	18,979.36	10/14	2642 *	6,890.22	10/26
2611 *	998.00	10/02	2628	1,883.35	10/20	2643	853.18	10/26
2612	66.90	10/06	2629	375.12	10/15	2644	1,575.00	10/26
2613	52.68	10/08	2630	1,075.00	10/15	2645	67.83	10/28
2614	2,090.07	10/13	2631	764.86	10/14	2646	23,282.85	10/27
2620 *	10,000.00	10/09	2632	1,867.50	10/16	2647	18,960.55	10/26
2621	325.00	10/13	2633	3,294.36	10/22	2648	35.61	10/29
	$105,640.44		**Total checks paid**					

* *Gap in check sequence.*

$2,581,250.32	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	3,263,539.93	10/08	2,807,230.75	10/19	2,752,459.99
10/01	3,071,204.54	10/09	2,949,708.56	10/20	2,748,579.64
10/02	2,343,285.94	10/13	2,747,278.50	10/21	2,723,553.64
10/05	2,814,892.44	10/14	2,697,534.28	10/22	2,716,721.17
10/06	2,814,825.54	10/15	2,695,454.85	10/23	2,777,179.07
10/07	2,814,535.54	10/16	2,398,146.71	10/26	2,746,503.14

WELLS FARGO

Daily ledger balance summary *(continued)*

Date	Balance	Date	Balance	Date	Balance
10/27	2,522,893.85	10/29	2,336,043.98	10/30	2,279,059.93
10/28	2,520,963.42				

Average daily ledger balance **$2,659,466.59**

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

MIDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 10/01/2015 Through 10/31/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Overview

Percent of all Investments	Asset Classification	Market Value
100%	CASH AND SHORT TERM	360,683.23
100%	**TOTAL OF ALL INVESTMENTS**	**360,683.23**

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	360,683.23	360,683.23	0.00	0.00	0.00%
ACCOUNT TOTALS	**360,683.23**	**360,683.23**	**0.00**	**0.00**	**0.00%**

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	**0.00**	**360,683.23**		**0.00**	**0.00**
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	1,327,513.09
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	966,829.86 -
CLOSING BALANCE	**0.00**	**360,683.23**	**0.00**	**0.00**	✓ **360,683.23**

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Analyzed Business Checking

Account number: [redacted]487 ■ October 1, 2015 - October 31, 2015 ■

WELLS FARGO

10.20 Gold Rock

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]487	$4,104.64	$124,000.00	-$120,084.00	$8,020.64

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	10,000.00 ✓	Online Transfer Ref #Bben6Ng9Kh From 8891621446 on 10/12/2015 1103 Am
	10/16	40,000.00 ✓	Online Transfer Ref #Bbe8Lhvzwp From 8891621446 on 10/16/2015 0914 Am
	10/16	10,000.00 ✓	Online Transfer Ref #Bbechkjrys From 8891621446 on 10/16/2015 1256 PM
	10/28	4,000.00 ✓	Online Transfer Ref #Bbek9Rbv28 From 8891621446 on 10/28/2015 0128 PM
	10/29	60,000.00 ✓	Online Transfer Ref #Bbechnhrfy From 8891621446 on 10/29/2015 0748 Am
		$124,000.00	**Total electronic deposits/bank credits**
		$124,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/16	19,455.00 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	10/16	7,038.00 ✓	WT Fed#00240 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15101517283962 Trn#151016088170 Rfb# 000000419
	10/16	21,343.00 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	10/29	56,667.00 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	10/30	5,041.00 ✓	WT Fed#02107 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15102913001361 Trn#151029171068 Rfb# 000000428
		$109,544.00	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date
1070	10,000.00 √	10/20	1071	540.00 √	10/20

$10,540.00 Total checks paid

$120,084.00 Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	4,104.64	10/20	5,728.64	10/29	13,061.64
10/13	14,104.64	10/28	9,728.64	10/30	8,020.64
10/16	16,268.64				

Average daily ledger balance $7,784.02

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Attachment 8

Bank Statement Reconciliations for All Bank Accounts

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	10/31/2015	

Balance per Bank Statement	69,363.60
Add Pending Deposits	.00
Less Outstanding Checks	11,577.28-
	57,786.32
Balance per General Ledger	57,786.32
Variance	.00

RM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Borden Ladner Gervais	10/30/2015	00000888	1,772.51-
Ernst & Young, Inc	10/30/2015	00000889	9,421.52-
Filings Services Canada Inc.	10/30/2015	00000890	383.25-
			11,577.28-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	64,358.61
Add Pending Deposits	.00
Less Outstanding Checks	21,774.47-
	42,584.14
Balance per General Ledger	42,584.14
Variance	.00

BCM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
George Hawes	4/1/2015	00005928	300.00-
Spatial Dimension	5/1/2015	00144438	32.60-
LexisNexus	5/14/2015	00005966	423.36-
LaQuinta Inn & Suites	6/12/2015	00005979	1,420.80-
Richard Sawchak	10/23/2015	00006102	7,967.03-
FedEx	10/30/2015	00006103	56.25-
NV Energy	10/30/2015	00006104	137.45-
Tonopah Public Utilities	10/30/2015	00006105	45.22-
Top Gun Recruiting Partners	10/30/2015	00006106	3,366.00-
U.S. Trustee	10/30/2015	00006107	325.00-
U.S. Trustee	10/30/2015	00006108	325.00-
U.S. Trustee	10/30/2015	00006109	325.00-
U.S. Trustee	10/30/2015	00006110	325.00-
U.S. Trustee	10/30/2015	00006111	1,625.00-
U.S. Trustee	10/30/2015	00006112	4,875.00-
All Copy Products- MO	10/30/2015	00144688	225.76-
			21,774.47-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	1,350.32
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	700.32
Balance per General Ledger	700.32
Variance	.00

BM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/30/2015	00001055	650.00-
			650.00-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	2,777.07
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	2,452.07
Balance per General Ledger	2,452.07
Variance	.00

ZW

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/30/2015	00002101	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	2,651.10
Add Pending Deposits	.00
Less Outstanding Checks	975.00-
	1,676.10
Balance per General Ledger	1,676.10
Variance	.00

RM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/30/2015	00003428	975.00-
			975.00-

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

ZM

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary		
Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

BM

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	31,360.62
Add Pending Deposits	.00
Less Outstanding Checks	8,187.46-
	23,173.16
Balance per General Ledger	23,173.16
Variance	.00

RM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/30/2015	00001070	7,475.00-
Vision Service Plan	10/30/2015	00144331	712.46-
			8,187.46-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary		
Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	2,279,059.93
Add Pending Deposits	.00
Less Outstanding Checks	31,586.46-
	2,247,473.47
Balance per General Ledger	2,247,473.47
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
Airgas, Inc	10/16/2015	00002634	60.14-
TJ Communications	10/16/2015	00002641	3,418.15-
Ely Disposal Service Inc	10/30/2015	00002649	3,900.00-
Farmer Bros. Co	10/30/2015	00002650	130.58-
Suburban Propane	10/30/2015	00002651	10,100.00-
U.S. Trustee	10/30/2015	00002652	10,400.00-
U.S. Trustee	10/30/2015	00002653	325.00-
			31,586.46-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	10/31/2015	

Balance per Bank Statement	360,683.23
Add Pending Deposits	.00
Less Outstanding Checks	.00
	360,683.23
Balance per General Ledger	360,683.23
Variance	.00

RM

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	10/31/2015	

Balance per Bank Statement	8,020.64
Add Pending Deposits	.00
Less Outstanding Checks	2,275.00-
	5,745.64
Balance per General Ledger	5,745.64
Variance	.00

RM

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	10/30/2015	00001072	325.00-
U.S. Trustee	10/30/2015	00001073	1,950.00-
			2,275.00-